UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2004

Arden Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9904	95-3163136
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2020 South Central Avenue, Compton, CA		90220
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(310) 638-2842

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 30, 2004, Debra L. Jensen, 51, became the Chief Financial Officer of Arden Group, Inc. Ms. Jensen serves at the discretion of Arden's Board of Directors. She was employed by Wild Oats Markets, Inc. (a supermarket operator) as their National Operations Controller from 2001 until August 2004. She also served as Controller - Northern Pacific Region of Whole Foods Market California, Inc., (a supermarket operator) from 1997 to 2001.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arden Group, Inc. (Registrant)

October 4, 2004	By:	Bernard Briskin

Name: Bernard Briskin
Title: Chairman of the Board, President and Chief Executive Officer